                         NOTICE OF GUARANTEED DELIVERY

                                       OF

                        SELECTIVE INSURANCE GROUP, INC.

                               FOR THE TENDER OF
                          7.25% SENIOR NOTES DUE 2034
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                             (CUSIP NO. 816300AC1)

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Selective Insurance Group, Inc. (the "Company") made pursuant
to the Prospectus, dated           (the "Prospectus"), if certificates for the
outstanding 7.25% Senior Notes due 2034 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wachovia Bank, National Association, as exchange agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date. Where the Expiration Date has been extended, tenders pursuant to the Exchange Offer as of the previously scheduled Expiration Date may not be withdrawn after the date of the previously scheduled Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

        DELIVERY TO: WACHOVIA BANK, NATIONAL ASSOCIATION, EXCHANGE AGENT

                        By Hand Delivery, Registered or
                      Certified Mail, or Overnight Courier

                      Wachovia Bank, National Association
                          Corporate Actions-NC11531525
                          West W. T. Harris Blvd., 3C3
                            Charlotte, NC 28262-8522

                             Attention: Marsha Rice

                      For Information Call: (704) 590-7413
                          By Facsimile: (704) 590-7628
                      Confirm By Telephone:(704) 590-7413

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original Notes Tendered:* $ -----------------------------
                                      * MUST BE IN DENOMINATIONS OF PRINCIPAL
                                                    AMOUNT OF $1,000 AND ANY
                                                   INTEGRAL MULTIPLE THEREOF.

Certificate Nos. (if available)
--------------------------------------------------------------------------------

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number:

Account Number
--------------------------------------------------------------------------------

Total Principal Amount Represented by Original Notes Certificate(s): $
                                   ---------------------------------------------

                                PLEASE SIGN HERE


-------------------------------------------------
-------------------------------------------------  -------------------------------------------------
            SIGNATURE(S) OF HOLDER(S)              -------------------------------------------------
             OR AUTHORIZED SIGNATORY                                     DATE

Area Code and Telephone Number:
                                 -----------------------------------------------

--------------------------------------------------------------------------------

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------
             -------------------------------------------------------------------

Account:
             -------------------------------------------------------------------
             -------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------------------------------------------------
GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEES)

       The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses)
  that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion
  Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof)
  and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the
  Expiration Date.

-----------------------------------------------------------    ------------------------------------------------------
  NAME OF FIRM                                                 AUTHORIZED SIGNATURE

-----------------------------------------------------------    ------------------------------------------------------
  ADDRESS                                                      TITLE

                                                               Name: ---------------------------------------------
-----------------------------------------------------------
  ZIP CODE                                                     (PLEASE TYPE OR PRINT)

                                                               Dated: ---------------------------------------------
-----------------------------------------------------------
  AREA CODE AND TEL. NO.:
--------------------------------------------------------------------------------------------------------------------------

NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of This Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. Signatures of This Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Original Notes referred to herein, the signature must correspond with the name(s) written on the face of the Original Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Notes, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Original Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Original Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. Requests For Assistance Or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.